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                                                                EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 of our report dated December 30, 1994, included in Aurora Electronics, Inc.'s Form 10-K/A for the year ended September 30, 1994, and to all references to our Firm included in this registration statement.



                                                       ARTHUR ANDERSEN LLP

Orange County, California
February 8, 1995